CONSENT OF ARTHUR ANDERSEN LLP
                         ------------------------------

Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.

ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
December 29, 2000
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